October 31, 2007

DREYFUS PREMIER CALIFORNIA TAX EXEMPT BOND FUND, INC.

Supplement to the Prospectus dated October 1, 2007

The following information supersedes and replaces the fourth paragraph contained in the Prospectus under the heading "The Fund — Goal/Approach":

Although the fund seeks to provide income exempt from federal income tax and currently invests in municipal obligations the interest from which is not subject to the federal alternative minimum tax, interest from some of the fund's holdings may be subject to the federal alternative minimum tax for the tax year ending December 31, 2007. In addition, the fund may invest temporarily in high-quality, taxable money market instruments, and/or municipal obligations that pay income exempt only from federal income tax, including when the fund manager believed acceptable California municipal obligations are not available for investment.

The fund intends to change its name, effective on or about January 1, 2008, to Dreyfus Premier California AMT Tax-Free Bond Fund, Inc.

6124S1007A